UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

KLX ENERGY SERVICES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor

Houston, Texas 77056

(Address of Principal Executive Offices)

(832) 844-1015

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
Subscription rights to purchase shares of common stock, $0.01 Par Value	KLXER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 24, 2026, KLX Energy Services Holdings, Inc. (the “Company”) commenced its previously announced subscription rights offering (the “Rights Offering”) available to all holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and holders of the Company’s outstanding warrants issued on March 12, 2025, March 6, 2026 and March 11, 2026 (the “Participating Warrants”), as of 5:00 p.m., New York City time, on August 21, 2026 (such date, the “Record Date” and, such holders collectively, the “Eligible Holders”). Each Eligible Holder will receive one subscription right for each share of Common Stock, or each share of Common Stock underlying a Participating Warrant, as applicable, owned by such Eligible Holder as of the Record Date, and each subscription right will entitle the holder to purchase 3.885 shares of Common Stock at a subscription price of $1.49 per share (the “Subscription Price”).

The Rights Offering is being made through a distribution to all Eligible Holders of transferable subscription rights to purchase shares of Common Stock at the Subscription Price. The Rights Offering will expire at 5:00 p.m., New York City time, on September 23, 2026 (the “Expiration Date”), unless extended by the Company. The subscription rights will begin trading on The Nasdaq Stock Market LLC under the symbol “KLXER” on August 24, 2026 and will be listed until the close of trading on the Expiration Date. The Company reserves the right, in its sole discretion, to extend, amend or terminate the Rights Offering, subject to certain conditions, at any time for any reason prior to the Expiration Date.

Each Eligible Holder who exercises its basic subscription rights in full may subscribe for additional shares of Common Stock to the extent they are available, at the Subscription Price; provided that no Eligible Holder (other than the Backstop Parties (as defined in the Prospectus)) will be entitled to exercise subscription rights to the extent that such exercise would result in such holder, together with its affiliates and any persons acting in concert with such holder, beneficially owning more than 9.995% of the Company’s outstanding Common Stock on a pro forma basis after giving effect to such exercise. The Company will not issue any fractional shares of Common Stock in the Rights Offering, and all exercises of subscription rights will be rounded down to the nearest whole share. In addition, the Company will not issue fractional subscription rights or pay cash in lieu of fractional subscription rights.

The Company intends to use up to $31.0 million of gross cash proceeds it receives in connection with the Rights Offering to pay fees and expenses in connection with the Rights Offering and for general corporate purposes, and for any amounts over $31.0 million, the Company intends to repurchase 2030 Notes (as defined in the Prospectus) at par plus accrued and unpaid interest.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2026 (the “Announcement Form 8-K”), the Company entered into a Rights Offering Backstop Agreement with the holders of the Company’s 2030 Notes in connection with the Rights Offering. For additional information, please see the Announcement Form 8-K and the Prospectus.

The Rights Offering is being made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-295905) on file with the SEC and the prospectus supplement (and the accompanying base prospectus) filed with the SEC on August 24, 2026 (collectively, the “Prospectus”). Additional information regarding the Rights Offering is set forth in the Prospectus.

Copies of the Prospectus, the subscription rights certificates and other related documents will be mailed to all Eligible Holders on or about August 24, 2026 and can also be accessed through the SEC’s website at www.sec.gov. Holders of shares of Common Stock in “street name” through a brokerage account, bank or other nominee will not receive physical subscription rights certificates and must instruct their broker, bank or nominee whether to exercise subscription rights on their behalf. Additional information regarding the Rights Offering may be obtained from the information agent, InvestorCom, at (877) 972-0090 (toll free) or (203) 972-9300 (banks and brokers) or via email at info@investor-com.com.

Copies of the Form of Subscription Rights Certificate, Instructions for Use of Subscription Rights Certificate, Form of Notice to Holders Who Are Acting as Nominees, Form of Notice to Holders of Record, and Form of Notice of Guaranteed Delivery are attached to this Current Report on Form 8-K as Exhibits 4.1, 99.1, 99.2, 99.3, and 99.4, respectively. The Company is also filing as Exhibit 5.1 the opinion of Vinson & Elkins L.L.P. in connection with the issuance of the subscription rights and the Common Stock issuable upon exercise of such subscription rights.

The information herein is not complete and is subject to change. This report does not constitute an offer to sell or the solicitation of an offer to buy any of the subscription rights, Common Stock or any other securities, nor will there be any sale of the subscription rights, Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

This report and the documents to which the Company refers you to in this report, as well as oral statements made or to be made by the Company, include certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the Private Securities Litigation Reform Act of 1995 and other federal securities laws, which are referred to as the safe harbor provisions, with respect to the transactions described herein, the businesses, strategies and plans of the Company and its expectations relating to its future financial condition and performance. Statements included in this report that are not historical facts are forward-looking statements, including, without limitation, statements about the Company’s beliefs and expectations regarding the Rights Offering, including the timing and use of proceeds. Words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “forecast,” “potential,” “project,” “continue,” “may,” “might,” “should,” “could,” “would,” “will” or the negative thereof and similar expressions are intended to identify such forward-looking statements that are intended to be covered by the safe harbor provisions.

Any forward-looking statements in this report and the information incorporated by reference in this report reflect our current views with respect to future events or to our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, prevailing market conditions, whether Eligible Holders will exercise their subscription rights to purchase Common Stock and the amount subscribed, and whether the Company will be able to successfully complete the Rights Offering, in addition to, without limitation, those risks described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, as supplemented by our Quarterly Reports on Form 10-Q or our Current Reports on Form 8-K, and discussed elsewhere in this report, and the information incorporated by reference in this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

All subsequent written or oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company is not under any obligation, and the Company expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Subscription Rights Certificate (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form 8-A filed with the SEC on August 24, 2026).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Instructions for Use of Subscription Rights Certificate.

99.2	Form of Notice to Holders Who Are Acting as Nominees.

99.3	Form of Notice to Holders of Record.

99.4	Form of Notice of Guaranteed Delivery.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Max L. Bouthillette
Name:	Max L. Bouthillette
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date:	August 24, 2026